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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 18, 2004
                                                        -----------------


                             SECURED SERVICES, INC.
                             ----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      DELAWARE                    001-12536                     11-2964894
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  (STATE OR OTHER                (COMMISSION                   (IRS EMPLOYER
  JURISDICTION OF                FILE NUMBER)               IDENTIFICATION NO.)
   INCORPORATION)

                     1175 NORTH SERVICE ROAD WEST, SUITE 214
                        OAKVILLE, ONTARIO, CANADA L6M 2W1
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (905) 339-3439
                                                           --------------

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule  14a-12 under the  Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01: OTHER EVENTS.

         On November 18, 2004, the Registrant issued a press release announcing its purchase of selected assets of Cybrix Corporation. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits:

EXHIBIT
NUMBER                                   DESCRIPTION
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99.1             Press release dated November 18, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Secured Services, Inc.

Dated:  November 22, 2004               By:    /s/ John G. Day
                                           -------------------------------------
                                            John G. Day, Chief Financial Officer

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